SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2003

Carmike Cinemas, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-14993
(Commission File Number)

58-1469127
(IRS Employer Identification Number)

1301 First Avenue, Columbus, Georgia, 31901
(Address of principal executive offices)

(706) 576-3400
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

99.1	September 23, 2003 Presentation from Martin A. Durant at the Jefferies & Company, Inc. High Yield Communications Conference

99.2	Non-GAAP Reconciliation

Item 9. Regulation FD Disclosure

     On September 23, 2003, the Senior Vice President — Finance, Treasurer and Chief Financial Officer of Carmike Cinemas, Inc. (the “Company”), Martin A. Durant, will speak at the Jefferies & Company, Inc. High Yield Communications Conference held in New York City. Copies of the presentation and supplemental information regarding non-GAAP reconciliations are attached hereto as Exhibits 99.1 and 99.2. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Information About Forward-Looking Statements

     This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about the Company’s beliefs and expectations, are forward-looking statements. Forward-looking statements include statements preceded by, followed by or that include the words, “believes,” “expects,” “anticipates,” “plans,” “estimates” or similar expressions. These statements include, among others, statements regarding strategic initiatives relating to cash flow and debt reduction, cost controls, capital expenditures, operating performance, film pipeline, the 2003 film release schedule, sources of liquidity, and the opening of new theatres during 2003.

     Forward-looking statements are only predictions and are not guarantees of performance. These statements are based on beliefs and assumptions of the Company’s management, which in turn are based on currently available information. Important assumptions relating to the forward-looking statements include, among others, assumptions regarding expected pricing levels, competitive conditions and general economic conditions. These assumptions could prove inaccurate. The forward-looking statements also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond the Company’s ability to control or predict. Such factors include, but are not limited to, the following:

•	the availability of suitable motion pictures for exhibition in the Company’s markets;

•	competition in the Company’s markets;

•	competition with other forms of entertainment;

•	the effect of the Company’s leverage on its financial condition; and

•	other factors, including the risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 under the caption “Risk Factors.”

     The Company believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: September 23, 2003.

CARMIKE CINEMAS, INC.

By:	/s/ Martin A. Durant Martin A. Durant Senior Vice President — Finance, Treasurer and Chief Financial Officer

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